Exhibit 99.2

Disclaimer: Forward Looking Statements
Certain statements and information included in this presentation constitute “forward–looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995.  These statements are based on certain assumptions and analyses made by the
Company’s management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
These statements involve known and unknown risks and
uncertainties, some of which are outlined in the Company’s most recent 10-K and subsequent 10-Qs, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-
looking statements.  Flotek undertakes no obligation to update any of its forward-looking statements for any reason.
Presentation to the Independent Petroleum Association of America New York Oil & Gas
Investment Symposium
April 11, 2011
John Chisholm, Chairman and President
© 2011, Flotek Industries. All Rights Reserved

Flotek Today
•Overview & Business Strategy
•2010 Preliminary Highlights and Accomplishments
•Flotek’s Technology Portfolio& Business Drivers
•Chemical Technologies and Related Logistics Services
•Drilling Technologies
•Artificial Lift Technologies
•Financial Overview
•2011 Objectives
•Conclusions

• Houston-based oilfield services company with focus on value-
added drilling, completion and production products.
•
Chemical Technologies and Related Logistics Services
add
value in the drilling, completion and production stages of oil and gas wells.
•
Drilling Technologies
provide solutions during the drilling stage of
oil and gas wells from motors and actuated tools to our best-in-class
Teledrift technologies.
•
Artificial Lift Technologies
address a number of production
challenges for oil and gas companies.
Our diverse mix of products and services touch every stage of the life cycle of a well.  And, while each technology requires unique technical expertise, all of our technologies share a commitment to our vision to provide best-in-class technology, cutting-edge innovation to address the ever-changing challenges of our customers and exceptional customer service.

Flotek’s Technology Portfolio

•
Core Competencies
•Our chemical technologies focus on developing, manufacturing and distributing a wide array of specialty chemicals used in both the primary and secondary efforts.
•Our unique and patented chemistries are used in cementing, stimulation, acidizing, drilling and production.
•Also provide logistics technologies which manage automated handling, loading facilities and blending capabilities for energy services companies.
•Key Product: Patented, Best-in-class Complex Nano-Fluids (microemulsifiers)
that are environmentally friendly and used to meaningfully increase production and well integrity in unconventional tight gas and oil formations
•
Key Business Drivers
•Continued trend toward unconventional resource plays in North America.
•International growth in unconventional resource plays –
Flotek chemicals involved in recent activity in Poland, Turkey & Paris Basin.
•New product innovations, including focus on liquids, enhanced recovery and basin-specific solutions.
•Marketing penetration to service companies and ultimate beneficiaries with better understanding of positive economic impact of Flotek proprietary chemicals.
•Environmental sensitivity benefits Flotek –
First patent focused on “environmentally friendly” chemistry filed in 2003.

Chemical Technologies & Logistics Services

•
Core Competencies
•Focused on designing, manufacturing and distributing a diverse inventory of downhole drilling equipment with applications in oil and gas drilling as well as mining, water and industrial drilling applications.
•Flotek Rental Tools on > 25% of all rigs in the United States, from “commodity”
tools to “specialty” tools and equipment such as drilling motors, jars and stabilizers. 2010 was focused on increasing penetration and stabilizing pricing.
2011 focus on increased service density per well and continued growth in overall market share.
•Key Product: Teledrift Measurement While Drilling (MWD) tool. A leading choice of drillers needing accurate, uninterrupted drilling measurements in vertical section of all wells.
•
Key Business Drivers
•Downhole tool growth in key regions including Oklahoma and Eagle Ford
•Improvement in market share and pricing in drilling motors – focus on key regions including Barnett, Bakken, Haynesville & Eagle Ford.
•Teledrift is important focus: Continued growth in domestic markets. Pricing strength in Permian Basin.
•International growth in Teledrift is key. Focus on Saudi Arabia and Middle East,
Central & South America, Russian Federation.

Drilling Technologies

•
Core Competencies
•Focused on assembling, distributing, installing, and servicing a broad spectrum of pumping system components including electrical submersible pumps (ESPs), gas separators and other services that largely support coal bed methane (CBM)
production, primarily in Powder River Basin.
•In addition, our Petrovalve patented production valve and components is used by a plethora of international oil and gas producers in downhole production assemblies.
•
Key Business Drivers
•Key customer relationships in Powder River CBM. Flotek improved key customer relationships in 2010. (One key customer increased revenue from $42,000 in
2Q2010 to $1.4 million in 3Q2010 which should be sustainable).
•Work to find new markets for niche CBM product applications. Gas price and regulatory considerations will drive opportunities.
•Petrovalve is wildcard. Orders are “lumpy” but margins are superior in international markets.

Artificial Lift Technologies

•
Financial Highlights
• $147 million in revenue for year
• $47.5 million in revenue for 4Q2010. Consistent sequential growth in revenue in each calendar quarter
• Managed and grew cash position of Company. Year-end cash
of ~$19 million. (Cash balance as of 3Q2009 was ~$600,000)
• Renegotiated Senior Credit Facility and portion of convertible debt in March, 2010 to provide needed stability of lenders and additional capital.
•Reduced Senior Credit Facility by 13% in 2010; Expect
additional reductions by end of 1Q2011.
•Self-funded operations and capital needs in 2010.

2010 Highlights

•
Strengthened leadership team with the Addition of Johnna
Kokenge as Chief Accounting Officer
•More timely and accurate reporting, both internal and external
•Focus on information management systems
•Improved efficiency and accounting support for all Flotek
operations
•
Strengthened Board of Directors
by adding key Board Members:
Bud McGuire (petroleum engineer with global exposure); Mel Cooper
(CFO of Forbes Energy)
•
Refocused sales efforts
by (a) Focusing on both key customers
as well as ultimate beneficiaries of Flotek products; (b) Focusing on selling “all of Flotek” rather than individual products; and (c)
Refocusing from sales agents to internal operations.

2010 Highlights

•
Revenue > $50 million in first quarter.
•
Strength in Chemical and Drilling Products segments.
•
Growth in Complex Nano-Fluid microemulsions with
focus on key unconventional plays.
•
Expansion of chemistry applications to liquids in both
primary and enhanced recovery.
•
Teledrift and motors continue to lead the way for
drilling products division.
•
International opportunities beginning to have impact.
•
Weather delays and environmental restrictions had impact
on Artificial Lift activity.
•
Recovery likely but early second quarter typically
provides similar challenges.
•
Scheduled to report results on May 11, 2011; conference
call on May 12, 2011.

First Quarter, 2011 Preliminary Highlights

Outstanding Debt (in millions)
•Senior Secured Debt Due 11/2012 $  31.8
•Secured (Second Lien) Convertible Notes* $  36.0
•Convertible Subordinate Debt* $  75.0
Total Outstanding Debt $ 142.8
Equity Recap
•Shares Outstanding 3/31/2011 44.4
•Other Potential Issuance (Warrants, Options) 5.0
Total Potential Fully Diluted Common 49.0
Cash as of 3/31/2011 ~$  19.0
*Debt matures in 2/2028; Put/Call Option 2/2013.
Data as of March 31, 2010 except as noted

Select Balance Sheet Data (unaudited)

•
Conversion of Preferred Equity to Common Equity
(Completed 2/2011)
•
Continue to Focus on Balance Sheet Improvement
•Consider options for outstanding convertible debt. Toolbox is more robust than it was a year ago.
•Consider options for more conventional senior-level financing.
•Analyze options for growing cash balances
•
Continue Improvement in Measurement & Reporting
•Implement new accounting and inventory management systems
•Create more dynamic corporate-to-field information sharing
•Focus on relative profitability based on productivity
•
Continuous Improvement in Efficiency and Service from Leadership
Team

2011 Financial Objectives & Action Plan

2011Objectives
Lead
•Lead in innovation, responsiveness and service quality for our customers in each of our key business units.
•Senior leadership leads by example, setting the tone and course of success for our front-line team members.
•Lead our industry in performance and returns for our stakeholders.
Support
•Support our customers by anticipating their needs, developing new products and innovative ways to provide “best-in-class” service.
•Support the Flotek team by anticipating their needs, providing the tools for success and listening to every suggestion on how to improve our operations, culture and results.
Accelerate
•Accelerate Innovation
•Accelerate Efficiency and Teamwork
•Accelerate Growth and Stakeholder Returns

FLOTEK

Lead. Support. Accelerate.

2930 W. Sam Houston Pkwy N.
Suite 300
Houston, TX 77043
ph. 713.849.9911

Flotek’s Technology Portfolio 13 IR@flotekind.com